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                                                                 EXHIBIT (d)(14)


                                POWER OF ATTORNEY

       The undersigned hereby makes, constitutes and appoints Humayun Shahryar and Syed Arif Masood Naqvi (each an "ATTORNEY IN FACT", collectively the "ATTORNEYS IN FACT"), and each of them, with full power of substitution, the true and lawful attorney in fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "COMMISSION"), a statement on Schedule TO and Schedule 13E-3 and any and all amendments thereto pursuant to Sections 14(d)(1) and 13(e)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and any other forms, certificates, documents or instruments that any of the Attorneys in Fact deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said Sections 14(d)(1) and 13(e)(3) and said rules and regulations.

       This Power of Attorney shall remain in effect for a period of one year from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.


                            Rasmala Distribution (Bermuda) Limited
Dated: January 3, 2002

                            By:     /s/ Ali Samir al Shihabi
                                   --------------------------------------
                            Name:   Ali Samir al Shihabi
                                   --------------------------------------
                            Title:  Director
                                   --------------------------------------


                            Rasmala Distribution (Cayman) Limited
Dated: January 3, 2002

                            By:     /s/ Ali Samir al Shihabi
                                   --------------------------------------
                            Name:   Ali Samir al Shihabi
                                   --------------------------------------
                            Title:  Director
                                   --------------------------------------


                            Rasmala Buyout Fund LP
Dated: January 3, 2002

                            By:     /s/ Ali Samir al Shihabi
                                   --------------------------------------
                            Name:   Ali Samir al Shihabi
                                   --------------------------------------
                            Title:  Director
                                   --------------------------------------


                            Rasmala General Partners II Limited
Dated: January 3, 2002

                            By:     /s/ Ali Samir al Shihabi
                                   --------------------------------------
                            Name:   Ali Samir al Shihabi
                                   --------------------------------------
                            Title:  Director
                                   --------------------------------------


                            Rasmala Partners Ltd.
Dated: January 3, 2002

                            By:     /s/ Ali Samir al Shihabi
                                   --------------------------------------
                            Name:   Ali Samir al Shihabi
                                   --------------------------------------
                            Title:  Director
                                   --------------------------------------



Dated: January 3, 2002              /s/ Ali Samir al Shihabi
                                   --------------------------------------
                                   Ali Samir al Shihabi


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Dated: January 3, 2002              /s/ Imtiaz Hydari
                                   --------------------------------------
                                   Imtiaz Hydari



Dated: January 3, 2002              /s/ Syed Salman Mahdi
                                   --------------------------------------
                                   Syed Salman Mahdi



Dated: January 3, 2002              /s/ Shirish Saraf
                                   --------------------------------------
                                   Shirish Saraf



Dated: January 3, 2002              /s/ Arif Naqvi
                                   --------------------------------------
                                   Syed Arif Masood Naqvi



                            Groupe Cupola Luxembourgeoise Holdings S.A.
Dated: January 3, 2002

                            By:     /s/ Arif Naqvi
                                   --------------------------------------
                            Name:   Arif Naqvi
                                   --------------------------------------
                            Title:  Chief Executive Officer
                                   --------------------------------------